Borrowings	3 Months Ended
Nov. 30, 2025
Notes and other explanatory information [abstract]
Borrowings

24.	Borrowings

During the first quarter 2026, the secured debt facility with Stanbic Bank Tanzania Limited (“Stanbic Facility”) , which consists of $5.0 million overdraft facility ( Overdraft Facility”) to support working capital requirements and $4.0 million vehicle and asset financing facility (“VAF facility”) for purchase of machinery, equipment and vehicles for expansion of the processing plant was amended by reducing the $5.0 million overdraft facility to $4.0 million and increase $4.0 million VAF facility to $5.0 million.

The Overdraft Facility bears interest on any outstanding drawings at the United States Federal Funds Target Rate Midpoint plus a margin within a range of 4.10% to 4.13% with a floor rate of 9.5%, payable on a monthly basis. The Overdraft Facility is repayable on demand with a maximum tenor of twelve months.

The VAF Facility bears interest on any outstanding drawings at the three-month Secured Overnight Financing Rate (“SOFR”) plus a margin within a range of 4.10% to 4.9% with a floor rate of 9.5%, payable on a monthly basis. Principal repayments on the VAF Facility is generally repayable equally over 36 months from the date of drawdown.

As of November 30, 2025, $1.3 million of the VAF facility was drawn. The VAF facility is secured by the underlying asset.